UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 10, 2006


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware             1-8400              75-1825172
(State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 7.01 Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

AMR Corporation (AMR) anticipates announcing third quarter 2006 earnings on Wednesday, October 18, 2006. In conjunction with the announcement, AMR will host a conference call with the financial community from 2 - 3 pm Eastern Time. During this conference call, senior management of AMR will review, among other things, details of AMR's third quarter financial results, recent strategic and cost reduction initiatives, the revenue environment, the industry environment, cash flow results, liquidity measures, capital requirements and special items and will, as well, provide an outlook for the future.

A live webcast of this call will be available on the Investor
Relations page of the American Airlines website (www.aa.com). A replay of the webcast will also be available for several days following the call.




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary




Dated:  October 10, 2006